Exhibit 10 (d)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS (i) SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (ii) THE COMPANY, IF IT SO REQUESTS, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ISSUED:

HOLDER:

WARRANT FOR THE

PURCHASE OF SHARES OF COMMON STOCK

OF

SI TECHNOLOGIES, INC.

THIS CERTIFIES THAT, for valuable consideration, that the undersigned, together with his successors and permitted assigns (the “Holder”) is entitled to purchase, subject to the terms set forth below, up to that number of shares of duly authorized, validly issued, fully paid and nonassessable shares of common stock, $.01 par value per share (the “Common Stock”) of SI Technologies, Inc., a Delaware corporation (the “Company”), as is equal to one (1) share of Common Stock for each two and one-half (2-1/2) shares of Common Stock of the Company purchased by the Holder in connection with that certain Subscription Agreement to purchase Common Stock dated                     among the Company and the Holder (the “Subscription Agreement”).

1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby may be purchased, are as follows:

(a)	Term. Subject to the terms hereof, the purchase right represented by this Warrant may be exercised in whole or in part, but not as to a fractional share of Common Stock, at any time and from time to time until the close of business on , the fifth anniversary hereof.

(b)	Number of Shares. The number of shares of Common Stock for which this Warrant is initially exercisable is amount set forth above the Holder’s signature which number is subject to adjustment pursuant to Section 2 of this Warrant.

(c)	Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be equal to two dollars and fifty cents ($2.50) per share (the “Warrant Price”).

(d)	Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices at 14192 Franklin Avenue, Tustin, California 92780 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (b) the delivery of the purchase price in an amount equal to the number of shares for which the purchase rights hereunder are being exercised multiplied by the Warrant Price, which amount may be paid by cashier’s check payable to the Company’s order or by wire transfer to the Company’s account. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company together with the purchase price as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

(e)	Exercise by Exchange. (Cashless Exercise) In addition to and without limiting the rights of the Holder under the terms hereof, at the Holder’s option, and if approved by the Company, this Warrant may be exercised during the term specified under Section 1(a) by being exchanged in whole or in part prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated by the Holder hereof on the date of the exercise and (y) the aggregate Warrant Price for such shares in effect at such times. The following formula illustrates how many shares would then be issued upon exercise pursuant to this Section 1(e):

Let:	FMV	=	Fair market value per share of Common Stock at date of exercise.

	WP	=	Warrant Price at date of exercise.

	N	=	Number of shares desired to be exercised.

	X	=	Number of shares issued upon exercise.

Therefore:	X	=	(FMV)(N)-(WP)(N)
FMV

Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by such designated number of shares of Common Stock and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new warrant for such balance of shares of Common Stock.

No payment to the Company of any cash or other consideration shall be required from the Holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this Section 1(e). Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder hereof that the exchange pursuant to this section be made, or at such later date as may be specified in such request.

For the purposes of this Warrant, the “fair market value” of any number of shares of Common Stock shall mean:

(i) as long as the Common Stock is traded on Nasdaq or the Nasdaq National Market or on the Over-The-Counter Bulletin Board (or equivalent recognized source of quotations), an amount equal to the average of the high and low reported trading prices of one share of such securities for the three (3) trading days prior to the surrender of this Warrant for exchange in accordance with the terms hereof.

(ii) in all other cases, the fair value as determined in good faith by the Board of Directors of the Company and reasonably agreed to by the Holder.

(f)	Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct,

(i) a certificate or certificates for the number of duly authorized validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled upon such exercise, and

(ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the Holder upon such exercise as provided herein.

2. Certain Adjustments.

(a) Mergers, Consolidations or Sale of Assets. If at any time after the date hereof while this Warrant remains outstanding and unexpired there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a Holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined reasonably and in good faith by the

Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Common Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time while this Warrant remains outstanding and unexpired effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of its Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

(c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Common Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

(d) Adjustments for Other Distributions. In the event the Company, while this Warrant shall remain outstanding and unexpired, shall declare a distribution payable in securities of the Company (other than Common Stock Equivalents) or other persons, evidences of indebtedness issued by the Company or other persons, assets (including cash dividends) or options or rights not referred to in subsection 2(b), then, in each such case for the purpose of this subsection 2(d), upon exercise of this Warrant the Holder hereof shall be entitled to a proportionate share of any such distribution as though such Holder was the Holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of securities of the Company entitled to receive such distribution.

(e) Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company’s principal financial officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will furnish or cause to be furnished to such Holder a certificate setting forth:

(i) Such adjustments and readjustments;

(ii) The purchase price at the time in effect and how it was calculated; and

(iii) The number of shares of Common Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

(f) Notices of Record Date, etc. In the event of:

(i) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

(iii) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the Holder of this Warrant at least ten (10) business days prior to the earliest date specified therein, a notice specifying:

(1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

(2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time.

3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company’s Board of Directors.

4. No Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Holder shall not be entitled, by virtue of holding this Warrant, to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 4, however, shall limit the right of the Holder to be provided the notices described in Section 2 hereof, or to participate in distributions described in Section 2 hereof if the Holder exercises this Warrant.

5. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the Holder hereof to purchase the Common Stock, no mere enumeration herein of the rights or privileges of the Holder hereof shall give rise to any obligation of such Holder to purchase any securities or any liability of such Holder for the purchase price or as a shareholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

6. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as follows:

(a)	Purchase Entirely for Own Account. This Warrant is made with the Holder in reliance upon such Holder’s representation to the Company, which by such Holder’s execution of this Warrant such Holder hereby confirms, that the Warrant and Common Stock are being acquired for investment for such Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the federal or state securities laws.

(b)	Investment Experience. The Holder represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock. If an entity, the Holder also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stock.

(c)	Restricted Securities. The Holder understands that the Warrant being issued hereunder and the Common Stock to be purchased hereunder are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(d)	Legends. It is understood that the certificates evidencing the Common Stock may bear a legend substantially in the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS (COLLECTIVELY, THE “SECURITIES LAWS”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES LAWS (i) UNLESS SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS AND (ii) THE COMPANY, IF IT SO REQUESTS, HAS RECEIVED AN

OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

In addition, the certificates evidencing the Common Stock may bear any legend required by the Company’s charter documents or the laws of the State of Washington and any other state in which the securities will be issued.

7. Transfers and Exchanges.

(a)	The Holder may not sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock unless such transfer would not violate any provision of this Section 7.

(b)	Subject to the conditions of this Section 7, upon delivery to the Company of a duly completed and executed Assignment in substantially the form attached hereto, a new warrant shall be issued to the transferee therein named. All new warrants issued in connection with transfers or exchanges shall not require the signature of the new Holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

(c)	It shall be a condition to any transfer of this Warrant that the transferee shall be an accredited investor, within the meaning of the Securities Act, and that the Company shall have received, at the time of such transfer or exercise (i) a representation letter, or at the option of the Company, a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and registration requirements of the Securities Act and applicable state securities laws and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 6 hereof and agreeing to be bound by the provisions of this Section 7, such statement to be in the form of Assignment attached hereto. Notwithstanding the foregoing, as long as the transfer of this Warrant is in compliance with applicable securities laws and there are no significant issues of fact (such as whether or not the Holder is an “affiliate,” as such term is defined in Rule 144 of the Securities Act) or unusual questions of law, the requirement of a representation letter or legal opinion shall not apply to (a) the transfer of this Warrant or any part thereof to a partnership of which the Holder is a partner or to the beneficial owners or affiliates of such partnership, (b) the transfer of this Warrant or any part thereof to beneficial owners, employees or affiliates of the Holder, (c) bona fide gifts to a member of a Holder’s immediate family or trustee for a member of a Holder’s immediate family, (d) transfers by will upon the death of a Holder, or (e) transfers pursuant to a divorce or dissolution of the marriage of a Holder.

(d)	Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept by the Company or its transfer agent as the owner and Holder thereof for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new Holder without a new Warrant first having been issued. Nothing in this Section 7(d) shall relieve the Holder of his obligations under Section 7(c) hereof.

8. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns, subject at all times to the restrictions set forth herein.

9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it and its counsel of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

10. Saturdays, Sundays, Holiday, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any such amendment or waiver shall be binding on the parties.

12. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with the law of the State of California, without regard to conflict of law provisions.

13. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed (a) if to any Holder of any Warrant, at the registered address of such Holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President or Chief Financial Officer at its principal offices, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1. Unless otherwise specified in this Warrant, all such notices and other written communications shall be effective (and considered delivered and received for the purposes of this Agreement) (i) if delivered, upon delivery, (ii) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party’s facsimile terminal and if not sent during normal business hours, then on the next day, (iii) if sent by documented overnight delivery service, on the date following the date on which such notice is delivered to such overnight delivery service for mailing, or (iv) if mailed via first-class regular mail, three (3) day after depositing in the U.S. Mail.

IN WITNESS WHEREOF, the parties have executed this Warrant effective as of the date first written above.

THE COMPANY: SI TECHNOLOGIES, INC., a Delaware corporation

By:
Name:	R. A. Beets, President and Chief Executive Officer
Address:	14192 Franklin Avenue Tustin, CA 92780
Facsimile:	(714) 573-2034
Number of shares for which this warrant is exercisable:
HOLDER:

By:

Address:

Facsimile:

SUBSCRIPTION

SI Technologies, Inc.

14192 Franklin Avenue

Tustin, CA 92780

Ladies and Gentlemen:

The undersigned,                     hereby elects to purchase, pursuant to the provisions of the Warrant dated                     , held by the undersigned,                     shares of Common Stock of SI Technologies, Inc., a Delaware corporation, and tenders herewith payment of the purchase price of such shares in full.

The undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and accepts such shares subject to the restrictions of the Warrant, copies of which are available from the Secretary of the Company.

Date:	By:

Address:

[FORM OF ASSIGNMENT]

The undersigned hereby assigns this Warrant to

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

(Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee:

_________________________

and irrevocably appoints                      as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.

Date:

Signed:

(Sign exactly as name appears on the front of this Warrant)

The undersigned assignee hereby confirms and acknowledges the investment representations and warranties made in Section 6 of the Warrant and agrees to be bound by the obligations set forth in the Warrant, copies of which are available from the Secretary of the Company.

Date:	By:

Name:

Title: